                                   LEASE AGREEMENT
                                      (NNN R&D)
                               Basic Lease Information

Lease Date:                  February 11, 1997

Landlord:                    WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware
                             limited partnership

Landlord's Address:          c/o Lincoln Property Company Management Services,
                             Inc.
                             101 Lincoln Centre Drive, Fourth Floor
                             Foster City, California 94404-1167

Tenant:                      InVision Technologies, Inc., a Delaware
                             corporation

Tenant's Address:            7151 Gateway Boulevard
                             Newark, California 94560

Premises:                    Approximately 95,245 rentable square feet as shown
                             on Exhibit A

Premises Address:            7151 Gateway Boulevard
                             Newark, California 94560

Building II:                 Approximately 95,245 rentable square feet

Lot (Building's tax parcel): 092A-2500-006, 537-0460-021,537-0460-022,
                             537-0460-023, 537-0460-024 and 537-0460-025
Park: Lincoln Bridgeway
  Technology Center:         Approximately 170,675 rentable square feet

Term:                        May 20, 1997 ("Commencement Date"), through
                             May 19, 2007 ("Expiration Date")

Base Rent (Section 3):       Zero Dollars ($0.00) per month. (Months 1-2)

Adjustments to Base Rent:    July 20, 1997    $50,151.00    (Months 3-4)
                             Sept. 20, 1997   $71,433.75    (Months 5-12)
                             May 20, 1998     $80,958.25    (Months 13-24)
                             May 20, 1999     $83,815.60    (Months 25-36)
                             May 20, 2000     $87,625.40    (Months 37-48)
                             May 20, 2001     $91,435.20    (Months 49-60)
                             May 20, 2002     $95,245.00    (Months 61-72)
                             May 20, 2003     $99,054.80    (Months 73-84)
                             May 20, 2004    $102,864.60    (Months 85-96)
                             May 20, 2005    $106,674.40    (Months 97-108)
                             May 20, 2006    $110,484.20    (Months 109-120)

Security Deposit
  (Section 4):               One hundred ten thousand four hundred eighty-four
                             and 00/100 Dollars($I 10,484.00) ("First Security
                             Deposit"), plus a eighthundred thousand and 00/100
                             Dollars ($800,000.00) standby Letter of Credit
                             ("Second Security Deposit").

*Tenant's Share of Operating Expenses (Section 6.1):          55.81% of the Park
*Tenant's Share of Tax Expenses (Section 6.2):                55.81% of the Lot
*Tenant's Share of Common Area Utility Costs (Section 7):     55.81% of the Park
*Tenant's Share of Utility Expenses (Section 7):              55.81% of the Park
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses (Section 9):  General office use, research and development, light assembly, distribution and storage of
                             explosive devices and other associated uses for
                             aviation security products, but only to the extent
                             permitted by the City of Newark and all agencies
                             and governmental authorities having jurisdiction
                             thereof.
Unreserved
Parking Spaces:              Three hundred thirty-three (333) nonexclusive and
                             undesignated spaces

Broker (Section 38):         Cornish & Carey for Tenant
                             Bishop Hawk for Landlord

Exhibits:                    EXHIBIT A - PREMISES, BUILDING, LOT AND/OR PARK
                             EXHIBIT B - TENANT IMPROVEMENTS
                             EXHIBIT C - RULES AND REGULATIONS
                             EXHIBIT D - COVENANTS, CONDITIONS AND RESTRICTIONS
                               (INTENTIONALLY OMITTED)
                             EXHIBIT E - HAZARDOUS MATERIALS DISCLOSURE
                               CERTIFICATE - EXAMPLE
                             EXHIBIT F - CHANGE OF COMMENCEMENT DATE - EXAMPLE

                             EXHIBIT G - TENANT'S INITIAL HAZARDOUS MATERIALS
                               DISCLOSURE CERTIFICATE
                             EXHIBIT H - SIGN CRITERIA (INTENTIONALLY OMITTED)

Addenda:                     ADDENDUM 1: OPTION TO EXTEND









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

                              TABLE OF CONTENTS

SECTION                                                                PAGE
-------                                                                ----

1.    PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
2.    ADJUSTMENT OF COMMENCEMENT DATE;  CONDITION OF THE PREMISES . . . . 4
3.    RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
4.    SECURITY DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . 5
5.    TENANT IMPROVEMENTS . . . . . . . . . . . . . . . . . . . . . . . . 6
6.    ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . . . . . 7
7.    UTILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
8.    LATE CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
9.    USE OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . .10
10.   ALTERATIONS AND ADDITIONS AND SURRENDER OF PREMISES . . . . . . . .11
11.   REPAIRS AND MAINTENANCE . . . . . . . . . . . . . . . . . . . . . .11
12.   INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
13.   WAIVER OF SUBROGATION . . . . . . . . . . . . . . . . . . . . . . .14
14.   LIMITATION OF LIABILITY AND INDEMNITY . . . . . . . . . . . . . . .14
15.   ASSIGNMENT AND SUBLEASING . . . . . . . . . . . . . . . . . . . . .14
16.   AD VALOREM TAXES. . . . . . . . . . . . . . . . . . . . . . . . . .16
17.   SUBORDINATION . . . . . . . . . . . . . . . . . . . . . . . . . . .16
18.   RIGHT OF ENTRY. . . . . . . . . . . . . . . . . . . . . . . . . . .16
19.   ESTOPPEL CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . .16
20.   TENANT'S DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . . .17
21.   REMEDIES FOR TENANT'S DEFAULT . . . . . . . . . . . . . . . . . . .17
22.   HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . . . .18
23.   LANDLORD'S DEFAULT. . . . . . . . . . . . . . . . . . . . . . . . .18
24.   PARKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
25.   SALE OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . . . .19
26.   WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
27.   CASUALTY DAMAGE . . . . . . . . . . . . . . . . . . . . . . . . . .19
28.   CONDEMNATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
29.   ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS . . . . . . . . . . . . .20
30.   FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . .22
31.   GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . .22
32.   SIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
33.   MORTGAGEE PROTECTION. . . . . . . . . . . . . . . . . . . . . . . .24
34.   QUITCLAIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
35.   MODIFICATIONS FOR LENDER. . . . . . . . . . . . . . . . . . . . . .24
36.   WARRANTIES OF TENANT. . . . . . . . . . . . . . . . . . . . . . . .24
37.   COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT . . . . . . . . . .24
38.   BROKERAGE COMMISSION. . . . . . . . . . . . . . . . . . . . . . . .25
39.   QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . .25
40.   LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS. . .25
41.   LANDLORD'S WAIVER . . . . . . . . . . . . . . . . . . . . . . . . .25





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                                   LEASE AGREEMENT

DATE:This Lease is made and entered into as of the Lease Date set forth on Page
     1. The Basic Lease, Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1. PREMISES: Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all of the Building and/or the Park (for example an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change.

2.   ADJUSTMENT OF COMMENCEMENT DATE;  CONDITION OF THE PREMISES:

     2.1 If Landlord cannot deliver possession of the Premises on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Lease Term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date shall be extended commensurately. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date provided on Page 1, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. Except as otherwise provided herein, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good, condition and state of repair, subject to punchlist items. Landlord shall repair, at its sole cost and expense, after receipt of Tenant's written notice thereof, which notice must be delivered to Landlord within the first one hundred-eighty (180) days of the term of this Lease, any (i) latent defects in the Premises, and (ii) any mechanical HVAC, roof and electrical systems serving the Premises which are not in good working order to the extent Tenant has not caused such systems to not be in good working order. If Tenant fails to timely deliver to Landlord any such written notice of the aforementioned defects or deficiencies within said one hundred-eighty (180) days period, Landlord shall have no obligation to perform any such work thereafter, except as specifically provided in this Lease. Landlord shall allow Tenant to, concurrently with Landlord (if Landlord so desires, otherwise separately), make a claim against Landlord's general contractor for any patent or latent defects in the initial design or construction of the Tenant Improvements for a period of five (5) years after the date on which the Tenant Improvements are Substantially Completed. In addition to the foregoing, Tenant shall be entitled to enforce, concurrently with Landlord, any warranties made or given to Landlord from the general contractor and any major subcontractors with respect to the Tenant Improvements. Tenant shall be a third party beneficiary of Landlord's construction agreement, and accordingly, Landlord agrees to include a provision in Landlord's construction contract to effectuate same. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose. The Building shell construction shall include all items listed on Exhibit B-1.

     Landlord and Tenant hereby acknowledge and agree that as of the Lease Date the Building construction has not been completed on the Lot. Notwithstanding the foregoing to the contrary, (A) in the event that for reasons other than the occurrence of a Force Majeure Delay (as hereinafter defined) or a Tenant Delay (as hereinafter defined) the Commencement Date has not occurred by the date which is ninety (90) days after the Commencement Date stated on Page 1, ("Last Occupancy Date"), Tenant may elect to terminate the Lease. Termination of the Lease by Tenant as provided for herein shall be the sole and exclusive remedy of Tenant for Landlord's failure to deliver the Premises. Tenant shall exercise the right to terminate provided for herein by giving Landlord written notice of its intent to so terminate ("Termination Notice"). The Termination Notice shall be given, if at all, on or before the date which is five (5) days after the Last Occupancy Date. Termination of the Lease shall be effective fifteen (15) days after Landlord's receipt of the Termination Notice. In the event that Tenant gives the Termination Notice, and in the further event that during such fifteen (15) day period, the Commencement Date occurs, the Tenant shall not be entitled to terminate the Lease as provided for herein. For purposes of this paragraph the term "Force Majeure Delay" shall mean any actual delay beyond the reasonable control of Landlord in completion of the Tenant Improvements which is not a Tenant Delay and which is caused by, with limitation, any one or more of the following:
(a) wars; (b) fire; (c) earthquake, flood or other natural disaster, (d) unusual and unforeseeable delay not within the reasonable control of Landlord; (e) casualties; (f) other acts of God; or (g) governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations), or injunction, permit appeal or court order requiring cessation of construction taking place in the Premises. The Term "Tenant Delay" shall mean any delay in completion of the Tenant Improvements resulting from any or all of the following: (i) Tenant's failure to timely perform any of its obligations under the Lease, including any failure to complete on or before the date due thereof, any actual item which is Tenant's responsibility to complete or perform; (ii) Tenant's delay in approving plans, specifications, drawings, and any other documents setting forth and/or describing the Tenant Improvements, including, without limitation, the Final Drawings, beyond those periods of time permitted by the terms of the Lease;
(iii) Tenant's changes to Landlord and Tenant approved plans, specifications, drawings or any other documents describing and/or depicting the Tenant Improvements; (iv) Tenant's request for materials, finishes, or installations which are not readily available or which are incompatible with Landlord's standard materials, finishes or installations for the Premises; (v) Tenant's use or occupancy of the Premises during the construction of the Tenant Improvements or any act or failure to act by Tenant in connection with its use or occupancy of the Premises during the construction of the Tenant Improvements. Upon termination of the Lease by Tenant pursuant to the terms of this paragraph, Landlord shall promptly return all prepaid Rent to Tenant.

     2.2 In the event Landlord permits Tenant to occupy the Premises prior to the Commencement Date, for purposes other than those permitted pursuant to Paragraph 13 of Exhibit B of the Lease, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. If, at any time, Tenant is in default of any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments so waived by Landlord.

3. RENT: On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, except as otherwise provided herein, the Base Rent described on Page I, payable in advance at Landlord's address shown on Page I on the first day of each month throughout the Term of the Lease. In addition to the Base Rent set forth on Page i, Tenant shall pay Landlord in advance and on the first (lst) day of each month throughout the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses. Tenant shall also pay to Landlord as Additional Rent hereunder, immediately) on Landlord's demand therefor, any and all reasonable costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, reasonable attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month.
The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.   SECURITY DEPOSIT:

     4.1 FIRST SECURITY DEPOSIT: Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a First Security Deposit for the performance by Tenant of its obligations under this Lease, the amount described on Page 1. If Tenant is in default, Landlord may, but without obligation to do so, use the First Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the First Security Deposit so applied or used so as to replenish the amount of the First Security Deposit held to increase such deposit to the amount initially deposited with Landlord. Within thirty
(30) days after the termination of this Lease, if possible Landlord shall return the First Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined reasonably by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the First Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the First Security Deposit separate from other finds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the First Security Deposit. In no event or circumstance shall Tenant have the right to any use of the First Security Deposit and, specifically, Tenant may not use the First Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

     4.2 SECOND SECURITY DEPOSIT: For purposes of this Section 4.2 any and all references herein to Tenant shall alternatively mean and refer to a Permitted Transferee(hereafter defined in Section 15}if Tenant assigns the Premises to a Permitted Transferee in accordance with the provisions of
Section 15 of this Lease. On or before full Lease execution, Tenant shall deliver to Landlord, as a second security deposit (the "Second Security Deposit") for the full and faithful performance by Tenant of all of its obligations under this Lease, an irrevocable negotiable letter of credit, in the form and containing the terms required herein, payable in the City of Foster City, California running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association, in the amount of eight hundred thousand and 00/100 dollars ($800,000.00) (the "Letter of Credit"). The Letter of Credit shall be (a) at sight and irrevocable (b) maintained in declining amounts stated below, whether through replacement, renewal or extension, until the eighth anniversary of the Lease or until Tenant has achieved two consecutive years of profitability in either of which cases, Tenant shall 'no longer by required to maintain the Second Security Deposit. Provided, however if Tenant is or has been in default of any provision of the Lease beyond any applicable cure period set forth in the Lease at the time of the eighth anniversary of the Lease, the Second

Security Deposit shall be maintained as described herein throughout the Term of the Lease (the "Letter of Credit Expiration Date"), and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1983-Rev) International Chamber of Commerce Publication//400, and (d) acceptable to Landlord in its sole discretion. The Letter of Credit amount shall decline and be renewed or extended as follows:

      Origination or
      Renewal/Extension Date   Expiration Date   Amount
                               ---------------   ------

      Lease Execution          May 20, 2000      $800,000.00
      April 20, 2000           May 20, 2001      $775,020.00
      April 20, 2001           May 20, 2002      $566,265.00
      April 20, 2002           May 20, 2003      $377,510.00
      April 20, 2003           May 20, 2004      $188,755.00

The above Letter of Credit amounts include the full amount of the amortized excess Tenant Improvement costs as defined in paragraph 10 of Exhibit B of the Lease. In the event that the full amount of the Excess Tenant Improvement costs are not provided by Landlord then the original Letter of Credit amounts shall be reduced by the amount of the Excess Tenant Improvement Costs that are not provided by Landlord. The subsequent Letter of Credit amounts shall be reduced by twenty (20) percent for each renewal/extension period as outlined above.

In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's sole discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; (3) in the event of a transfer of Landlord's interest in any of the Buildings of which the Premises are a part, Landlord shall have the right to transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable), to the transferee and upon such transferee's assumption of Landlord's obligations under the Lease, the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. If, as a result of any such application of all or any part of such security, the amount secured by the Letter of Credit shall be less than two hundred fifty-two thousand two hundred eighty-eight and 00/100 dollars ($252,288.00) or the required Letter of Credit amount for the corresponding dates above, Tenant shall forthwith provide Landlord with additional letter(s) of credit or cash in an amount equal to the deficiency and each such additional letter of credit shall comply with all of the provisions of this Section 4.2. Tenant further covenants and warrants that it will not assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord. However, if the Letter of Credit is not timely renewed or a substitute letter of credit or cash is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this Section 4.2, Tenant, at least thirty (30) days prior to the expiration of the Letter of Credit, or immediately upon its failure to comply with each and every term of this Section 4.2, must deposit with Landlord cash security in the amounts required by, and to be held subject to and in accordance with, all of the terms and conditions set forth this Section 4.2 and all other applicable provisions of this Lease, failing which the Landlord may present such Letter of Credit to the bank in accordance with the terms of this Section 4.2, and the entire sum secured thereby shall be paid to Landlord, to be held by Landlord as provided in this
Section 4.2. If Tenant is in default after the expiration of any applicable cure period, Landlord may, but without obligation to do so, use the Second Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all reasonable damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, within ten (10) business days after the expiration of any applicable cure period on demand, pay to Landlord a sum equal to the portion of the Second Security Deposit so applied or used so as to replenish the amount of the Second Security Deposit held to increase such deposit to the amount initially deposited with Landlord.

5. TENANT IMPROVEMENTS: Tenant hereby accepts the Premises in the condition in EXHIBIT B attached hereto. If so specified in EXHIBIT B hereto, Landlord or Tenant, as the case may be, shall install the improvements ("Tenant Improvements") in the Premises in accordance with the terms, conditions, criteria and provisions set forth in EXHIBIT B hereto. Tenant acknowledges that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability or fitness of the Premises for the conduct of Tenant's business, including without limitation, any storage incidental thereto, or for any other purpose, and that neither Landlord nor any of Landlord's agents, representatives or employees has agreed to undertake any alterations or construct any Tenant Improvements to the Premises except as expressly provided in EXHIBIT B to this Lease.

6. ADDITIONAL RENT: It is intended by Landlord and Tenant that this Lease be a "triple net lease". The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

      6.1   OPERATING EXPENSES: In addition to the Base Rent set forth in
Section 3, Tenant shall pay Tenant's Share, which is defined on Page 1, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to on Page 1. The amount of Tenant's Share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. These Operating Expenses may include, but are not limited to:

            6.1.1 Landlord's cost of repairs to, and maintenance of, the roof, the roof membrane and the exterior walls of the Building;

            6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leased exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

            6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of Section 27 below, any deductible;

            With respect to property insurance maintained by Landlord hereunder, except as set forth below, Tenant shall not be required to reimburse Landlord for any premiums paid by Landlord for insurance covering loss due to earthquake in excess of the Base Amount. For purposes of the foregoing, the term "Base Amount" shall mean (i) with respect to the first twelve (12) months of the term of this Lease following the Commencement Date, a sum equal to only the portion of the insurance premium attributable to insurance covering loss due to earthquake, and
            (ii) with respect to each twelve (12) month period thereafter, a sum equal to the amount included in Operating Expenses during the immediately preceding twelve (12) month period with respect to such premiums, with actual increase not to exceed ten percent (10%). However, (a) if any mortgagee of Landlord requires Landlord to maintain earthquake insurance, then Landlord shall pay the excess premium costs over the Base Amount, and (b) if all mortgagees of Landlord do not require Landlord to maintain earthquake insurance and the premiums paid for earthquake insurance exceed the Base Amount, then if Tenant does not elect to pay such excess premium costs, Landlord may elect not to maintain such earthquake insurance.

            6.1.4 Landlord's cost of modifications to the Building, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed;

            6.1.5 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

            6.1.6 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

            6.1.7 Landlord's establishment of reasonable reserves for replacements and/or repairs of Common Area improvements, equipment and supplies;

            6.1.8 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park;

            6.1.9 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below; and

            6.1.10 Landlord's cost for the management and administration of the Premises, the Building, the Common Areas and the Park, including without limitation, a property management fee, accounting, auditing, billing, salaries for clerical and supervisory employees (whether located within the Park or off-site) and all fees, licenses and permits related to the ownership, operation and management of any portion of the Park in an amount not to exceed three percent (3 %) of the Rent, excluding for purposes of calculating this sum, the costs described in this Section 6.1.11.

            Notwithstanding anything to the contrary contained in this Lease, in no event shall Operating Expenses include the following (collectively "Costs"):

            (a) Costs relating to repairs, alterations, improvements, equipment and tools which would be property capitalized under generally accepted accounting principles, except to the extent of Lessee's share of such costs of the capital items in question;

            (b) Costs incurred by Lessor to the extent that Lessor is reimbursed by insurance proceeds or otherwise;

            (c) Costs, including permit, license and inspecting costs, incurred with respect to the installation of improvements made for tenants or other occupants in the Building or incurred with respect to the installation of improvements made for tenants or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building;

            (d) Depreciation, amortization and interest payments, except to the extent provided herein pursuant to paragraph (b) above, and except on materials, tools, supplies and vendor-type equipment purchased by Lessor to enable Lessor to supply services Lessor might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied (as applied to commercial real estate), and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life (as reasonably determined by Lessor):

            (e) Leasing commissions, attorneys' fees, space planning costs, and other costs and expenses in connection with negotiations with present or prospective tenants or other occupants of the Building;

            (f) Expenses in connection with serves or other benefits which are not offered to Lessee or for which Lessee is charged directly but which are provided to another tenant or occupant of the Building;

            (g) Overhead and profit increments paid to Lessor or to subsidiaries or affiliates of Lessor for goods and/or services to the extent the same exceed the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

            (h) Costs (including in connection therewith all attorneys' fees and costs of settlement, judgments and payments in lieu thereof) arising from claims, disputes or potential disputes (other than claims or disputes, including, but not limited to, tax disputes where the tenants of the Building would receive benefits if Lessor prevails) in connection with potential or actual claims, litigation or arbitrations pertaining to Lessor and/or the Building; and

            (i)    Any expense not an Operating Expense as defined under GAAP.

      6.2 TAX EXPENSES: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is defined on Page l, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant shall also pay one hundred percent (100 %) of any increase in real property taxes attributable, in Landlord's sole but reasonable discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent, or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

      6.3 PAYMENT OF EXPENSES: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, on the first (lst) day of each month and throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay its Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

      6.4 ANNUAL RECONCILIATION: By June 30th of each calendar year, or as soon thereafter as reasonably possible, Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery.of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant within thirty (30) days of such accounting. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. If Landlord reasonably determines that an overpayment has been made by Tenant, Landlord shall refund said overpayment to Tenant as soon as practicable thereafter. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

      6.5 AUDIT: After delivery to Landlord of at least five (5) business days prior written notice, Tenant, at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use its best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses. In the event that a refund is determined by Landlord and Tenant or Tenant's accounting firm, to be due to Tenant, then such refund amount shall be paid, together with interest thereupon at ten percent (10%) per annum from the date of Landlord's delivery of its accounting until the payment of such refund.

7. UTILITIES: Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay its share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the first (lst) day of each month throughout the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord Tenant's Share, which is set forth on Page 1, as Additional Rent, without prior notice or demand, on the first (lst) day of each month throughout the Term of this Lease, of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs in the same manner and time periods as specified in Section 6.3 above and any reconciliation thereof shall also be in the same manner as specified in Sections 6.3 and 6.4 above. The amount of Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof.

8. LATE CHARGES: Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the sixth day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix.
Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord when due or by the expiration of any applicable grace period provided for herein, Tenant shall promptly pay to Landlord all of the following, as applicable: (a) an additional sum equal to ten percent (10%) of such delinquent amount plus interest on such delinquent amount at the rate equal to the prime rate plus three percent (3 %) for the time period such payments are delinquent as a late charge for every month or portion thereof that such sums remain unpaid, (b) the amount of seventy-five dollars ($75) for each three-day notice prepared for, or served on, Tenant, (c) the amount of fifty dollars ($50) relating to checks for which there are not sufficient funds. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, can require the Rent be paid monthly in advance by cashier's check or by electronic funds transfer. Notwithstanding anything to the contrary contained within this Lease. Landlord shall reduce the late charge to seven (7%) percent, but not more than twice during any Lease year. If Tenant pays Rent late more than twice per Lease year as provided above, Landlord shall be free to impose the ten (10%) percent late charge.

9.    USE OF PREMISES:

      9.1   COMPLIANCE WITH LAWS, RECORDED MATTERS, AND RULES AND
REGULATIONS: The Premises are to be used solely for the uses stated on Page 1 and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, but, may be given or withheld in Landlord's sole discretion. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with,
(a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park (collectively, the "Rules and Regulations"), provided that any Rules and Regulations hereafter enacted solely by Landlord shall not unreasonably interfere with Tenant's use of, or access to the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications to the Premises, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises regardless of when such Laws become effective.

      Tenant shall not be responsible for making any structural changes to the Premises in order to bring the Premises into compliance with any laws, codes, ordinances, orders or regulations in effect as of the date of this Lease, unless (i) such structural changes are necessitated as a result of Tenant's particular use of the Premises or (ii) the requirements for such changes are triggered as a result of any action by Tenant or Tenant's representatives on or about the Premises.

      9.2 PROHIBITION ON USE: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord and all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations. Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's reasonable costs and expenses, if any, to cure any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.

10.   ALTERATIONS AND ADDITIONS AND SURRENDER OF PREMISES:

      10.1 ALTERATIONS AND ADDITIONS: Tenant shall not install any signs? fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord which shall not be unreasonably withheld. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all required permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, in its reasonable discretion, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements, excluding the original Tenant Improvements, Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred percent (100%) of the cost of the work.

      Notwithstanding anything to the contrary contained herein, Tenant may install, make and permit to be made improvements, alterations and additions to the Premises without first obtaining Landlord's written consent thereto, provided that such improvements, alterations or additions to the Premises (a) are not structural and do not affect the structural integrity of the Premises and/or the Building, and/or (b) do not requires the issuance of a building permit by the City of Newark, and/or (c) do not involve electrical and/or plumbing improvements, additions or alterations, and/or (d) do not require penetrations to the roof of the Building, and provided further that the cumulative cost of all such improvements, alterations and additions does not exceed ten thousand and 00/100 dollars ($10,000.00) in the aggregate over each twelve month period of the Term ("Permitted Improvements"). In all events, Tenant shall be required to submit to Landlord, at least ten (10) business days prior to commencement of any improvements, written notification of Tenant's intention to complete improvements along with all plans, specifications, or construction drawings of such improvements or alterations, Tenant shall cause all Permitted Improvements to be installed by a licensed contractor and Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Upon Landlord's request, at Tenant's sole expense, all such Permitted Improvements installed by Tenant shall be removed and the Premises shall be restored to its original condition at the expiration or earlier termination of this Lease.

      10.2 SURRENDER OF PREMISES: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures, additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair including, but not limited to, replacing all light bulbs and ballasts not in good working condition, excepting for reasonable wear and tear and damage caused by an event of casualty. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such trade fixtures, additions or improvements installed by, or on behalf of Tenant not including the Tenant Improvements as described in Exhibit B, or situated in or about the Premises. By the date which is twenty
(20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures, alterations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises unless Landlord shall have notified Tenant of such non removal obligation at the time of granting approval for the same. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, fixtures, alterations, furniture, furnishings, trade fixtures, additions and other improvements installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease. Notwithstanding anything to the contrary herein, Tenant shall not be required to remove the Tenant Improvements installed at the commencement of the term of this Lease in accordance with Exhibit B.

11.   REPAIRS AND MAINTENANCE:

      11.1 TENANT'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for those portions of the Building to be maintained by Landlord, as provided in Section
11.2 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent areas (including, without limitation, any portion of the Common Areas used by Tenant or Tenant's Representatives) in good, clean and safe condition and repair to the satisfaction of Landlord including, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights; interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems, (i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises). Tenant's obligation to keep, maintain, preserve and repair the Premises and the adjacent area shall specifically extend to the cleanup and removal of any and all Hazardous Materials (hereafter defined) occurring in, on or about the Premises.

      11.2 REIMBURSABLE REPAIRS AND MAINTENANCE OBLIGATIONS: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, and (ii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, any rail spur and rail crossing, the roof, roof membranes, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closers, exterior window casements, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this Section 11.2, the term "exterior" shall mean exterior to, and not serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or (ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s). Notwithstanding anything to the contrary herein, capital expenditures incurred by Landlord shall be amortized according to standard commercial real estate accounting practices, but in no event over a period in excess of fifteen (15) years.

      11.3 LANDLORD'S REPAIRS AND MAINTENANCE OBLIGATIONS: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to (a) keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building (exclusive of glass and exterior doors), and (b) replace the structural portions of the roof of the Building (excluding the roof membrane) as, and when, Landlord determines such replacement to be necessary in Landlord's sole but reasonable discretion.

      11.4  TENANT'S FAILURE TO PERFORM REPAIRS AND MAINTENANCE OBLIGATIONS:
Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, with five (5) business days prior notice to Tenant, unless, (in Landlord's discretion,) the nature of the repair can not be delayed five (5) business days, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus the greater of one hundred and 00/100 dollars ($100.00) or five percent (5%) of the cost of the repair and/or maintenance for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12.   INSURANCE:

      12.1 TYPES OF INSURANCE: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's

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liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per claim; (iii) primary commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake if available at commercially reasonable rates, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises to the extent required by such customers pursuant to the terms of the contract of carriage. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems reasonably necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

      12.2 INSURANCE POLICIES: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Reports." Any deductible amounts under any of the insurance policies required hereunder shall not exceed commercially reasonable deductible amounts and shall be subject to Landlord's reasonable approval, except that the deductible amounts for Tenant's property damage insurance for Tenant's personal property, trade fixtures and inventory described in Section 12.1(v) above shall be in such amounts as Tenant shall determine in accordance with its standard corporate policies, it being acknowledged, however, by Tenant that all such deductible amounts and self insurance shall be deemed self-insured with full waiver of subrogation as set forth below in Section 12.3. Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant. Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord).
 Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

      12.3 ADDITIONAL INSUREDS AND COVERAGE: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park, and any joint venture partners of Landlord shall be named as additional insureds under all of the policies required in Section 12. l(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be Primary, without right of contribution from insurance maintained by Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

      12.4 FAILURE OF TENANT TO PURCHASE AND MAINTAIN INSURANCE: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

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      12.5  LANDLORD'S INSURANCE: The initial Landlord shall obtain and keep in force during the term of this Lease a policy of combined single limit bodily injury and property damage insurance, insuring Landlord, against liability for bodily injury and property damage. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Building, and the Tenant Improvements to the extent of Landlord's actual interest therein, but not including Tenant's Property or alterations or improvements made to the Premises by or on behalf of Tenant (excluding the Tenant Improvements as limited above), in an amount of eighty percent (80%) of the full replacement value thereof excluding land costs, excavation costs, footings and foundations. The foregoing insurance shall provide protection against all perils within the classification of fire, extended coverage (as such term is used in the insurance industry), vandalism, malicious mischief, and to the extent available at commercially reasonable rates (as solely determined by Landlord), flood and/or earthquake insurance. The foregoing insurance policies may be procured and carried pursuant to a blanket policy of insurance covering additional properties other than the Building. Landlord's cost of obtaining and maintaining such insurance policies are included as one of the items comprising the Operating Expenses.

13. WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party,shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14. LIMITATION OF LIABILITY AND INDEMNITY: Except for damage resulting from the sole gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, or the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, or in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

      Except for damage resulting from the sole active gross negligence or willful misconduct of Landlord or its authorized representatives, Landlord shall not be liable to Tenant for any loss or damage to Tenant or Tenant's property, for any injury to or loss of Tenant's business or for any damage or injury to any person from any cause whatsoever, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building. To the fullest extent permitted by law except for damage resulting from the sole active gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park.

15.   ASSIGNMENT AND SUBLEASING:

      15.1 PROHIBITION: Except as expressly set forth herein with respect to a Permitted Transferee, Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, which consent shall not be unreasonably withheld or delayed and (b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least twenty (20) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and (iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written

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request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable) or another form acceptable to Landlord, and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease (1) by itself or taken together with prior sublease(s) except with respect to a Permitted Transferee is for a term which by itself or taken together with prior or other subleases is for the period remaining in the term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease space, or, if the proposed sublease space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee, including without limitation, a Permitted Transferee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements 'herein contained on Tenant's part to be performed or complied with, for the term of this Lease. Notwithstanding the preceding sentence, in the event only a portion of the Premises is subleased, each sublessee shall assume the Lease and shall be and remain liable, jointly and severally with Tenant for the payment of Rent on that portion of the Premises subleased. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlords prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers other than any public trading of the outstanding shares (stock) of Tenant which does not result in a change of the management and control of Tenant) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Except for a permissible assignment to a Permitted Transferee, any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord. Notwithstanding anything to the contrary contained herein, so long as Tenant delivers to Landlord (1) at least fifteen (15) business days after written notice of its intention to assign or sublease the Premises to any Permitted Transferee, which notice shall set forth the name of the Permitted Transferee, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Permitted Transferee as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Permitted Transferee, and so long as Landlord approves, in writing, of any change in the proposed use of the subject portion of the Premises, then Tenant may assign this Lease or sublease any portion of the Premises (X) to any Permitted Transferee, or (Y) in connection with any merger, consolidation or sale of substantially all of the assets of Tenant, (collectively "Permitted Transferee") without having to obtain the prior written consent of Landlord thereto. For purposes of this Lease the term "Permitted Transferee" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Tenant, the event of any transfer of more than 50% of the stock of Tenant over a publicly traded stock exchange since Tenant is a publicly traded company, as all of such terms are customarily used in the industry, and with an equal or greater net worth as Tenant has as of the proposed transfer date. Any assignment to a Permitted Transferee shall in no way relieve Tenant of any liability Tenant may have under this Lease and such assignee or sublessee shall be jointly and severally liable with Tenant hereunder.

      15.2 EXCESS SUBLEASE RENTAL OR ASSIGNMENT CONSIDERATION: In the event of any sublease or assignment of all or any portion of the Premises, except for Permitted Transferee, where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder, after deducting all cost incurred by Tenant in obtaining such assignee or sublessee, including, without limitation, brokerage commission, attorney's fees, advertising expenses and rental concessions.

      15.3 WAIVER: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

16. AD VALOREM TAXES: Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17. SUBORDINATION: Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one (1) month's Rent; or (d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within ten (10) days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall indemnify Landlord from and against any loss, cost, damage or expense, arising directly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses. Tenant's agreement to subordinate this Lease to any future ground or underlying lease or any future deed of trust or mortgage pursuant to the foregoing provisions of the Section 17 is conditioned upon Landlord delivering to Tenant from the lessor under such future ground or underlying lease or the holder of any such mortgage or deed of trust, a non-disturbance agreement agreeing, among other things, that Tenant's right to possession of the Premises pursuant to the terms and conditions of this Lease shall not be disturbed provided Tenant is not in default under this Lease beyond the applicable notice and cure periods hereunder. Landlord has advised Tenant that at sometime after the date on which this Lease is executed by the parties Landlord will obtain a permanent loan which will be secured by a lien of a deed of trust against the Premises, the Building and/or the Lot.
Landlord and Tenant agree that if Landlord at any time during the term of the Lease causes the Premises, the Building and/or the Lot to be encumbered by a mortgage, deed of trust or similar security instrument and the Lease is subordinate to such encumbrance or the beneficiary thereof requires this Lease and Tenant's rights and interest in this Lease to be subordinate to such encumbrance or lien, Landlord will provide to Tenant a subordination, nondisturbance and_attornment agreement from such beneficiary or lien-holder in form reasonably acceptable to Landlord, the subject beneficiary and Tenant.

18. RIGHT OF ENTRY: Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times with forty-eight (48) hours prior written notice, if possible, for purposes of inspection, exhibition, posting of notices, repair or alteration. At Landlord's option, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall also have the right to,place "for rent" and/or "for sale" signs on the outside of the Premises during the last twelve (12) months of the lease term. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole gross negligence or willful misconduct of Landlord or its authorized representatives.

19. ESTOPPEL CERTIFICATE: Landlord and Tenant shall execute (and acknowledge if required by any lender, ground lessor, or Other third party) and deliver to the other party, within not less than ten (10) days after Landlord or Tenant, as applicable, provides such to the other party, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to such party's knowledge, any uncured defaults on the part of the other party hereunder or specifying such defaults as are claimed, and such other matters as Landlord or Tenant, as applicable, may reasonably require. Any such statement may be conclusively relied upon by the party requesting such statement and any prospective purchaser or encumbrancer of the Premises or other third party. Landlord or Tenant's, as applicable, failure to deliver such statement within such time shall be conclusive upon the party which failed to deliver the certificate that (a) this Lease is in full force and effect, without modification except as may be represented by such party; (b) there are no uncured defaults in the other party's performance; and (c) not more than one month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate shall be a default of the provisions of this Lease. Tenant shall indemnify Landlord from and against any loss, cost, damage or expense, arising directly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20. TENANT'S DEFAULT: The occurrence of any one or more of the following events shall, at Landlord's option, constitute a default and breach of this Lease by Tenant:

      20.1 The vacation or abandonment of the Premises by Tenant for a period of ten (10) consecutive days in combination with Tenant's failure to pay Rent or any other sum due to Landlord, or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant. may have under any statute or law now or hereafter in effect;

      20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder within five (5) days after the delivery by Landlord of written notice that such payment is past due. Tenant agrees that such written notice by Landlord shall serve as the statutorily required notice under the Law (including without limitation, any unlawful detainer statutes), and Tenant further agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

      20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as determined solely but reasonably by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than fifteen (15) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion), or the nature of such default shall require more than fifteen
(15) days to cure;

      20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty
(60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding up of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold (or any involuntary action against Tenant, Tenant shall have sixty (60) days to discharge such action);

      20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below;

      20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease; or

21.   REMEDIES FOR TENANT'S DEFAULT:

      21.1 LANDLORD'S RIGHTS: In the event of Tenant's default or breach of the Lease, which default or breach is not cured within the applicable cure period, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof,
(i) Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, and repairing the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating

Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses; second, all reasonable costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or repair the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

      21.2 DAMAGES RECOVERABLE: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default of the Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of any unamortized Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

      21.3 RIGHTS AND REMEDIES CUMULATIVE: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant defaults or otherwise breaches this Lease, any and all Base Rent waived by Landlord under Section 3 above, prorated for the remaining portion of the Lease shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

      21.4 WAIVER OF A DEFAULT: The waiver by Landlord or Tenant of any default or breach of any provision of this Lease shall not be deemed or construed a waiver of any other breach or default by Tenant or Landlord respectively, hereunder or of any subsequent breach or default of this Lease, except for the default specified in the waiver.

22. HOLDING OVER: If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional .fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23. LANDLORD'S DEFAULT: Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24. PARKING: Tenant shall have a license to use the number of undesignated and nonexclusive parking spaces set forth on Page 1. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same. So long as Tenant does not disrupt other tenants' conduct of their business within the Park and Tenant does not otherwise breach the quiet enjoyment of such other tenants. Tenant may take such reasonable measures to enforce its license to use such undesignated parking spaces.

25. SALE OF PREMISES: In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder as of the date of such sale except for obligations of Landlord under this Lease arising prior to any such sale or transfer or the Premises; and.the.purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this
Section 25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26. WAIVER: No delay or omission in the exercise of any right or remedy of either party hereto on any default by the other party shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after breach by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such breach, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.   CASUALTY DAMAGE:

      27.1 CASUALTY. If the Premises or any part thereof (excluding any alterations or improvements installed by or for the benefit of Tenant) shall
be damaged or destroyed by fire or other casualty, Tenant   shall give
immediate written notice thereof to Landlord. Within thirty (30) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made: (a) within one hundred eighty (180) days; or (b) in more than one hundred eighty (180) days, from the date of destruction.

            27.1.1 MINOR INSURED DAMAGE. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within one hundred eighty (180) days from the date of destruction, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant. The Rent payable hereunder, from the date of destruction until the Premises are fully restored, shall be abated proportionately to the extent that Tenant's use of the Premises is impaired.

            27.1.2 MAJOR INSURED DAMAGE. If the Premises are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available '_o fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant or any part of Tenant's furniture, furnishings or fixtures and equipment removable by Tenant). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder, from the date of destruction until the Premises are fully restored, shall be abated proportionately to the extent that Tenant's use of the Premises is impaired.

            27.1.3 DAMAGE NEAR END OF TERM. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 27.2 below, if the Premises are damaged or destroyed during the last year of then applicable term of this Lease, Landlord or Tenant may, at its option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If Landlord or Tenant so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after the other party's receipt of such notice.

      27.2 TENANT'S OR TENANT'S REPRESENTATIVE'S FAULT. If any portion of the Premises is damaged or destroyed due to the fault, negligence (active or passive) or breach of this Lease by Tenant or any of Tenant's Representatives, Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by Tenant's insurance proceeds.

      27.3 UNINSURED CASUALTY. Tenant shall be responsible for and shall pay to Landlord, as Additional Rent, any of Tenant's deductibles amount under the property insurance for the Premises and/or the Building. If any portion of the Premises is damaged and is not fully covered by insurance proceeds received by Landlord (and Tenant elects not to pay any such difference) or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

      27.4 TENANT'S WAIVER. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's personal property', resulting in any way from such damage, destruction or the repair thereof, except that, Rent shall abate in proportion to the damage to the Premises as specifically provided above in this Section 27. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time."

28. CONDEMNATION: If the Premises or twenty-five percent (25%) or more of Tenant's portion of parking spaces is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant except for any award for Tenant's relocation expenses, loss of personal property and fixtures installed by Tenant or unamortized tenant improvements paid by Tenant. If a substantial portion of the Premises, Building or the Lot is so Condemned, Landlord at its option may terminate this Lease. If Landlord does not elect to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as reasonably determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.   ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS:

      29.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E.

      29.2 DEFINITION OF HAZARDOUS MATERIALS: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants by products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, tile Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property. Hazardous Materials shall not include typical household cleaning products or typical office supplies.

      29.3 PROHIBITION; ENVIRONMENTAL LAWS: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of tile foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as 'amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole but reasonable discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole but reasonable discretion. Landlord shall have the right at all times during the Term of this Lease to (i) with forty-eight (48) hours prior notice, if possible, inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and
(iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about the Premises, the Common Areas and/or the parking lots (to the extent the Common Areas and/or the parking lots are not considered part of the Premises). The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably believes they are necessary. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

      29.4 TENANT'S ENVIRONMENTAL OBLIGATIONS: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any required feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the Premises, the Building, the Lot or the Park, or any portion of any of the foregoing. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, in connection with any of tile foregoing, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all reasonable costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

      29.5 ENVIRONMENTAL INDEMNITY: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, directors, employees, representatives, agents, contractors, shareholders, successors and assigns harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of the Premises, the Building, the Lot, the Park, or any portion of any of the foregoing, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, reasonable attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about the Premises, or in any Common Areas or parking lots (to the extent such areas are not considered part of the Premises) as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. To the extent Landlord is strictly liable under any Environmental Laws, Tenant's obligations to Landlord under this Section 29 and the indemnity contained herein shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to any of the aforementioned indemnitees.

      29.6 SURVIVAL: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is reasonably determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then at Landlord's sole option, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear,-including without limitation, the conduct or performance of any closures as required by any Environmental Laws.
 The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of
Section 22 of this Lease.

      29.7 DISCLOSURE: Landlord has provided to Tenant a copy of that certain report prepared by ACT Environmental Inc., regarding the results of a preliminary site assessment at the Lot, dated November 27, 1996 (the "Environmental Report"). Tenant hereby acknowledges and agrees that Landlord has delivered to Tenant a copy of the Environmental Report prior to Tenant entering into this Lease. Landlord hereby represents to Tenant that as of the Lease Date and based solely upon the Environmental Report, Landlord does not have actual (not constructive) knowledge of the presence of Hazardous Materials in, on or about the Premises, the Building, the Lot or the Park. Landlord has received no written notice, claim, warning, enforcement, cleanup, removal or other regulatory or judicial action by any governmental agency, court or other person with respect to the Premises that relates to Hazardous Materials.

30. FINANCIAL STATEMENTS: Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, but not more often than once annually Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such-option.

31.   GENERAL PROVISIONS:

      31.1 TIME. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

      31.2 SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

      31.3 RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed.

      31.4 LANDLORD'S PERSONAL LIABILITY. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord arid its present or future panners in the Premises or the Building and/or the Park, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord; it being intended that Landlord and the individual partners, directors, officers, shareholders, agents or employees of Landlord shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder upon transfer of Landlord's interest in the Premises or the Building, except for liabilities and expenses arising prior to such transfer.

      31.5 SEPARABILITY. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

      31.6 CHOICE OF LAW. This Lease shall be governed by the laws of the State of California.

      31.7 ATTORNEYS' FEES. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

      31.8 ENTIRE AGREEMENT. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

      31.9 WARRANTY OF AUTHORITY. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. In addition to any other remedies available to Landlord under this Lease, if there is any breach of the foregoing warranty, the person(s) executing this Lease on behalf of Tenant shall be personally liable for all of Tenant's obligations under this Lease, including, but not limited to, the payment by such person(s) to Landlord of any and all losses, liabilities, costs, expenses and damages incurred by Landlord hereunder.

      31.10 NOTICES. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 101 Lincoln Centre Drive, Fourth Floor, Foster City, California 94404-1167, facsimile #(415) 571-2211. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (i) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over-the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises; or (iv) by facsimile at the facsimile number at the Premises, if any, as provided by Tenant on Page 1 of this Lease or otherwise provided to Landlord, with a hardcopy to follow by another means listed above, deposited with the appropriate carrier within one business day of forwarding by facsimile. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Notice and/or demand by facsimile shall be complete upon transmission over the telephone line. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162, is hereby waived by Tenant.

      31.11 JOINT AND SEVERAL. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

      31.12 COVENANTS AND CONDITIONS. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

      31.13 WAIVER OF JURY TRIAL. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

      31.14 COUNTERCLAIMS. In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

      31.15 UNDERLINING. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

32. SIGNS: All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld or delayed, and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. In the event that Tenant fails to remove such signs and graphics as requested hereunder, Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33. MORTGAGEE PROTECTION: Upon any breach or default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such breach or default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of
Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord. Landlord agrees that (i) Tenant may conclusively rely upon any written notice Tenant receives from such beneficiary of any mortgage or deed of trust ("Lender"), encumbering the Building and/or the land upon which the Building is situated, notwithstanding any claim by Landlord contesting the validity of any term or condition of such notice, including, but not limited to, any default claimed by Lender and (ii) that Landlord shall not make any claim of any kind against Tenant or Tenant's leasehold interest with respect to amounts paid to Lender by Tenant or any acts performed by Tenant which are made or done in strict accordance with such written notice.

34. QUITCLAIM: Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35. MODIFICATIONS FOR LENDER: If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

36. WARRANTIES OF TENANT: Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37. COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT: As of the Commencement Date the Premises and the Building are in compliance with the applicable requirements of the City of Newark with respect to matters governed by the ADA. Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq, including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter with respect to the condition of the Building, Tenant's use of the Premises and for all improvements to be made to the Premises after the actual Commencement Date (other than the Tenant Improvements); provided, however, with respect to the Tenant Improvements Landlord shall be solely responsible for ensuring that the design of all Tenant Improvements are not in violation of the then applicable requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and Landlord's lender(s), partners, employees, representatives, legal representatives, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38. BROKERAGE COMMISSION: Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee. in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall be payable by Landlord and only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39. QUIET ENJOYMENT: Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.   LANDLORD'S ABILITY TO PERFORM TENANT'S UNPERFORMED OBLIGATIONS:
Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

41. Landlord agrees that Tenant shall have the right, at its discretion, and after giving Landlord at least twenty (20) days prior written notice of the terms, conditions and identifying the mortgagee or beneficiary of such security interest, to mortgage, hypothecate or convey a security interest in tenant's equipment and personal property (but not any fixtures attached to the Premises) within the Premises as security for its obligations under any equipment lease or other financing arrangement related to the conduct of Tenant's business, provided that any such lender shall have no right to occupy the Premises or any portion thereof to hold an auction or other proceeding at the Premises, any such lender and Tenant would agree to repair and restore, within ten (10) days of written demand by Landlord, any and all damage caused by such mortgagee, beneficiary, its agents and/or employees, and lender and Tenant shall indemnify, protect, defend (by counsel acceptable to Landlord) and hold Landlord harmless from any and all loss, cost, damage, liability, claim, cause of action and expense (including, without limitation, reasonable attorney's fees and costs) arising out of or related to the granting by Tenant of any such security interest, hypothecation, mortgage and/or conveyance.

      IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on page I of this Lease.

TENANT:

InVision Technologies, Inc.,
a Delaware corporation

By:
    -------------------------------------

Its:
     ------------------------------------

Date:
      -----------------------------------
LANDLORD:

WHLNF REAL ESTATE LIMITED PARTNERSHIP,
a Delaware limited partnership

By:   Lincoln Property Company Management Services, Inc.,
      as manager and agent for Landlord

      By:
           --------------------------------------
           Vice President

                            EXHIBIT A - PREMISES

This exhibit, entitled "Premises", is and shall constitute EXHIBIT A to that certain Lease Agreement dated December 4, 1996 (the "Lease"), by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a-Delaware limited partnership ("Landlord") and InVision Technologies, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located in the Lincoln Bridgeway Technology Center at 7151 Gateway Boulevard, Newark, California (the "Premises").

The Premises consist of the rentable square footage of space specified in the Base Lease Information and has the address specified in the Base Lease Information. The Premises are a part of and are contained in the Building specified in the Base Lease Information. The cross-hatched area depicts the Premises within the Project:

INITIALS:

TENANTS:
            ------------------

LANDLORD:
            ------------------





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                        EXHIBIT B TO LEASE AGREEMENT

                             TENANT IMPROVEMENTS

This exhibit, entitled' "Tenant Improvements", is and shall constitute EXHIBIT B to that certain Lease Agreement dated February 11, 1997 (the "Lease"), by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and InVision Technologies, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located in the Lincoln Bridgeway Technology Center at 7151 Gateway Boulevard, Newark, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT B are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. TENANT IMPROVEMENTS. Subject to the conditions set forth below, Landlord agrees to construct and install certain improvements ("Tenant Improvements") in the Building of which the Premises*are a part in accordance with the Final Drawings (defined below) and pursuant to the terms of this EXHIBIT B.

2. DEFINITION. "Tenant Improvements" as used in this Lease shall include only those interior portions of the Building which are described below. "Tenant Improvements" shall specifically not include any alterations, additions or improvements installed or constructed by Tenant, and any of Tenant's trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property (collectively, "Personal Property").
The Tenant Improvements shall include any and all interior improvements to be made to the Premises as specified in the Final Drawings (defined below), as specified and agreed to by Tenant and Landlord.

3. TENANT'S INITIAL PLANS; THE WORK. Tenant desires Landlord to perform certain Tenant Improvements in the Premises. Within three (3) days of the execution of the Lease by Landlord and Tenant, Tenant shall notify Landlord, in writing, that it desires Landlord to plan, install and construct the Tenant Improvements in the Building (the "Initial Notice"). The Tenant Improvements shall be in substantial accordance with the plan(s) or scope of work (collectively, the "Initial Plans") which will be prepared by Lincoln Property Company after Tenant delivers to Landlord the Initial Notice and the parties meet and confer to agree on a scope of work. Within seven (7) days from the date Landlord and Tenant meet to discuss the scope of work, Landlord shall deliver to Tenant the Initial Plans. A copy of the Initial Plans shall be attached hereto as Schedule 1 as soon as practicable. Such work, as shown in the Initial Plans and as more fully detailed in the Final Drawings (as defined and described in Section 4 below), shall be hereinafter referred to as the "Work". Not later than five (5) days after the Initial Plans are prepared and delivered to Tenant, Tenant and/or Tenant's Representatives shall furnish to Landlord such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable Landlord's architects and engineers, as applicable, to prepare mechanical, electrical and plumbing plans and to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any. All plans, drawings, specifications and other details describing the Work which have been, or are hereafter, furnished by or on behalf of Tenant shall be subject to Landlord's approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Change Request (hereafter defined in Section 11 below) because, in Landlord's reasonable opinion, the work as described in any such item, or any Change Request, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building or the Park; (d) would violate any applicable governmental, administrative body's or agencies' laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building or the Park; (g) might adversely affect another tenant's premises or such other tenant's use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building, the Lot and/or the Park, any Recorded Matters or any mortgage, trust deed or other instrument encumbering the Building, the Lot and/or the Park; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord's Building Standards (defined below), or (k) would increase the Tenant Improvement Costs (defined in Section 9 below) by more than ten percent (10%) from the cost originally estimated and anticipated by the parties. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plans or any other plans, specifications, drawings or other items associated with the Work nor Landlord's performance, supervision or monitoring of the Work shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Work and the Final Drawings are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises and Tenant's use of the Premises.

4. FINAL DRAWINGS. If necessary for the performance of the Work and to the extent not already included as part of the Initial Plans attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Final Drawings") based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant's Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord and Landlord's architect, engineer and other representatives and Tenant shall furnish within five (5) days after any request therefor, all information required by Landlord or Landlord's architect, engineer or other representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans, Tenant shall approve the Final Drawings within three (3) business days after receipt of same from Landlord. Landlord and Tenant shall indicate their approval of the Final

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Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings. A true and complete copy of the approved and initialed Final Drawings shall be attached to the Lease as EXHIBIT B-1 and shall be made a part thereof. Tenant's failure to approve or disapprove such Final Drawings within the foregoing three (3) business day time period, shall be conclusively deemed to be approval of same by Tenant. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned three (3) business day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in sufficient detail as Landlord may reasonably require, the matters disapproved, the reasons for such disapproval, and the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. Any additional costs associated with such requested changes or revisions shall be paid for solely by Tenant, as the Excess Tenant Improvement Costs (defined in Section 10 below), in cash upon written demand therefor by Landlord. Any changes or revisions requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of
Section 3 above. If Landlord approves such requested changes or revisions or delayed, Landlord shall cause the Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Final Drawings as revised and attach a true and complete copy thereof to the Lease as EXHIBIT B-1. Landlord and Tenant hereby covenant to each other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings.

5. PERFORMANCE OF WORK. As soon as practicable after Tenant and Landlord initial and attach to the Lease as EXHIBIT B-1 a true and complete copy of the Final Drawings, Landlord shall submit the Final Drawings to the governmental authorities having rights of approval over the Work and shall apply for the necessary approvals and building permits. Subject to the satisfaction of all conditions precedent and subsequent to its obligations under this EXHIBIT B, and further subject to the provisions of Section I0 hereof, as soon as practicable after Landlord or its representatives have received all necessary approvals and building permits, Landlord will put the Final Drawings out for bid to several, but in no event less than three (3), licensed, bonded and insured general contractors. The Tenant Improvements shall be constructed by a general contractor selected by Landlord (the "General Contractor"). Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements, as soon as practicable after selection of the General Contractor. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Work using (except as may be stated or otherwise shown in the Final Drawings) building standard materials, quantities and procedures then in use by Landlord ("Building Standards").

6. SUBSTANTIAL COMPLETION. Landlord and Tenant shall cause the General Contractor to Substantially Complete (defined below) the Tenant Improvements in accordance with the Final Drawings by the Commencement Date of the Lease as set forth in Section 2 of the Lease (the "Completion Date"), subject to delays due to (a) acts or events beyond its control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Work, moratoriums, governmental agencies and weather, (b) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, (c) any matters beyond the reasonable control of Landlord, the General Contractor or any subcontractors,
(d) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements (except to the extent such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements, in which event such delays are considered Tenant Delays) (the events and matters set forth in Subsections (a), (b), (c) and (d) are collectively referred to as "Force Majeure Delays"), or (e) any Tenant Delays (defined in Section 7 below). The Tenant Improvements shall be deemed substantially complete on the date that the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements whether in the form of the issuance of a final permit, certificate of occupancy or the written approval evidencing its final inspection on the building permit(s), or the date on which Tenant first takes occupancy of the Premises, whichever first occurs ("Substantial Completion", or "Substantially Completed, or "Substantially Complete"). Except as otherwise set forth in Section 2.1. hereof, if the Work is not deemed to be Substantially Completed on or before the scheduled Completion Date, (i) Landlord agrees to use reasonable efforts to Substantially Complete the Work as soon as practicable thereafter, (ii) the Lease shall remain in full force and effect, (iii) Landlord shall not be deemed to be in breach or default of the Lease or this EXHIBIT B as a result thereof and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise), and (iv) except to the extent of any Tenant Delays, which will not affect the Commencement Date but will extend the Completion Date without any penalty or liability to Landlord, and notwithstanding anything to the contrary contained in the Lease, the Commencement Date and the Expiration Date of the term of the Lease (as defined in Section 2 of the Lease) shall be extended commensurately by the amount of time attributable to such Force Majeure Delays, and Landlord and Tenant shall execute a written amendment to the Lease evidencing such extensions of time, substantially in the form of Exhibit F to the Lease. Subject to the provisions of Section
10.2 of the Lease, the Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

      Upon substantial completion of the Tenant Improvements, Landlord and Tenant shall inspect the Premises and the Tenant Improvements and develop a list of "punch list" items. Such list shall be subject to the reasonable approval of Landlord and Tenant. Upon such approval, Landlord shall promptly commence the correction of all punch list items and diligently pursue such work to completion within thirty (30) days of the Commencement Date.
Landlord agrees to complete such items in a manner so as to minimize interference with Tenant's business. Landlord also agrees, after substantial completion of the Tenant Improvements, to cause the Premises to be bloom cleaned.

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

7. TENANT DELAYS. There shall be no extension of the scheduled Commencement Date or Expiration Date of the term of the Lease (as otherwise permissibly extended in accordance with the provisions of Section 6 above) if the Work has not been Substantially Completed by the scheduled Commencement Date due to any delay attributable to Tenant and/or Tenant's Representatives or Tenant's intended use of the Premises (collectively, "Tenant Delays"), including, but not limited to, any of the following described events or occurrences: (a) delays related to changes made or requested by Tenant to the Work and/or the Final Drawings; (b) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information required under Sections 3 and 4 above; (c) the failure of Tenant to comply with the requirements of Section 10 below; (d) Tenant's requirements for special work or materials, finishes, or installations other than the Building Standards or Tenant's requirements for special construction or phasing; (e) any changes required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building, the Work and/or the Tenant Improvements if such changes are directly attributable to Tenant's use or Tenant's specialized tenant improvements; (f) the performance of any additional work pursuant to a Change Request (defined below in Section 11) which is requested by Tenant; (g) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; or (h) any an.d all delays caused by or arising from acts or omissions of Tenant and/or Tenant's Representatives, in any manner whatsoever, including, but not limited to, any and all revisions to the Final Drawings. Any delays in the construction of the Tenant Improvements due to any of the events described above, shall in no way extend or affect the date on which Tenant is required to commence paying Rent under the terms of the Lease. It is the intention of the parties that all of such delays will be considered Tenant Delays for which Tenant shall be wholly and completely responsible for any and all consequences related to such delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.


8. TENANT IMPROVEMENT ALLOWANCE. Landlord and Tenant hereby acknowledge and agree that the Tenant Improvement Costs (defined in Section 9 below) for the Tenant Improvements, shall be based upon the Final Drawings approved by Landlord and Tenant in accordance with the provisions of Section 4 above. If the actual Tenant Improvement Costs varies from the Tenant Improvement Allowance (hereinafter defined) by more than twenty-five percent (25%), then Landlord may require any of the following, in its sole discretion: (a) changes be made to the Final Drawings to reduce the cost of the Tenant Improvements and Landlord may refuse to sign any construction contract or Change Orders to the construction contract, as the case may be, until such changes are made to the sole satisfaction of Landlord; (b) Tenant to deposit into a separate escrow account cash in an amount equal to the Excess Tenant Improvement Costs (defined in Section 10 below); (c) Tenant to provide to Landlord evidence satisfactory to Landlord, in its sole discretion, that Tenant has adequate financial resources to pay for the Excess Tenant Improvement Costs, as solely determined by Landlord; and/or (d) Tenant to pay all of the Excess Tenant Improvement Costs before Landlord's contribution of the Tenant Improvement Allowance (defined in Section 10 below); provided, however, in no event or circumstance shall the Tenant Improvement Costs exceed the maximum amount of two million eight hundred fifty-seven thousand three hundred fifty and 00/100 Dollars ($2,857,350.00), which amount is based on the amount of thirty and 00/100 Dollars ($30.00) per rentable square foot for 95,245 square feet of the Premises which is to be improved, as described in the Initial Plans. SUBJECT TO THE FOREGOING, LANDLORD SHALL PROVIDE AN ALLOWANCE FOR THE PLANNING AND CONSTRUCTION OF THE TENANT IMPROVEMENTS FOR THE WORK TO BE PERFORMED IN THE PREMISES, AS DESCRIBED IN THE INITIAL PLANS AND THE FINAL DRAWINGS, IN THE AMOUNT OF ONE MILLION FOUR HUNDRED TWENTY-EIGHT THOUSAND SIX HUNDRED SEVENTY-FIVE AND 00/100 DOLLARS ($1,428,675.00) (THE "TENANT IMPROVEMENT ALLOWANCE") BASED UPON AN ALLOWANCE OF FIFTEEN AND 00/100 DOLLARS ($15.00) PER RENTABLE SQUARE FOOT FOR 95,245 SQUARE FEET OF THE PREMISES WHICH IS TO BE IMPROVED, AS DESCRIBED IN THE INITIAL PLANS AND THE FINAL DRAWINGS. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Tenant Improvement Allowance specified above exceeds the actual Tenant Improvement Costs. The Tenant Improvement Allowance shall only be used for tenant improvements typically installed by Landlord in R&D buildings. The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of
Section 10 below.

9. TENANT IMPROVEMENT COSTS. The Tenant Improvements' cost (Tenant Improvement Costs") shall mean and include any and all costs and expenses of the Work, including, without limitation, all of the following:

      (a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans and the Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

      (b) All costs of obtaining building permits and other necessary authorizations and approvals from the City of Newark and other applicable jurisdictions;

      (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

      (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, the construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord's consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials constituting the Work;

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

      (e) All fees payable to the General Contractor, architect and Landlord's engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Final Drawings; and

      (f) A construction management fee payable to Landlord in the amount of four percent (4%) of all direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises and the Building.

10. EXCESS TENANT IMPROVEMENT COSTS. Prior to commencing the Work, Landlord shall submit to Tenant a written statement of the actual Tenant Improvement Costs (the "Actual TI Costs") (which shall include the amount of any overtime projected as necessary to Substantially Complete the Work by the Completion Date) as then known by Landlord, and such statement shall indicate the amount, if any, by which the Actual TI Costs exceeds the Tenant Improvement Allowance (the "Excess Tenant Improvement Costs"). The term "Excess Tenant Improvement Costs" shall also include the costs related to any and all Change Orders. Tenant agrees, within three (3) days after submission to it of such statement, to execute and deliver to Landlord, in the form then in use by Landlord, an authorization to proceed with the Work and notice of its election to either amortize the.Excess Tenant Improvement Costs over the initial term of the Lease or to pay to Landlord such Excess Tenant Improvement Costs in cash in one of the following described manners: (a) A portion of the Excess Tenant Improvement Costs up to a maximum amount of four hundred seventy-six thousand two hundred twenty-five and 00/100 Dollars ($476,225.00), based on five and 00/100 Dollars ($5.00) per rentable square foot for 95,245 square feet of the Premises, shall be amortized over the initial term of the Lease at the rate of ten percent (10%) per annum and such amortized amount shall be paid by Tenant with, and as part of, the Rent for the Premises in accordance with the provisions and requirements of Section 3 of the Lease (the "Amortized Excess TI Costs"). The portion of the Excess Tenant Improvement Costs in excess of the Amortized Excess TI Costs shall be paid by Tenant, in cash, to Landlord concurrently with Tenant's delivery to Landlord of the aforementioned signed written authorization to proceed. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease; or (b) Tenant shall faithfully pay all of the Excess Tenant Improvement Costs to Landlord in cash, concurrently with Tenant's delivery to Landlord of the aforementioned signed written authorization to proceed. No Work shall be commenced until Tenant has fully complied with the preceding provisions of this Section 10. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease.

11. CHANGE REQUESTS. No changes or revisions to the approved Final Drawings shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant's request and submission by Tenant (at Tenant's sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the approved Final Drawings and/or for any work other than the Work described in the approved Final Drawings ("Change Requests") and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld or delayed, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant's sole cost and expense, subject, however, to the following provisions of this Section 11. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor ("Change Order") in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s), Change Order and any delays associated therewith, shall be added to the Tenant Improvement Costs and, if the total of such Tenant Improvement Costs exceed the Tenant Improvement Allowance, shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above. The billing for such additional costs to Tenant shall be accompanied by evidence of the amounts billed as is customarily used in the business. Costs related to approved Change Requests and Change Orders shall include, without limitation, any architectural or design fees, Landlord's construction fee for overhead and profit, the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord and/or Landlord's consultants in connection with such Change Request, and the General Contractor's price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Work, as specified in the Final Drawings.

12. TERMINATION. If the Lease is terminated prior to the Completion Date, for any reason due to the default of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 10.2 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building. Notwithstanding anything to the contrary contained herein, Landlord shall have the right to terminate the Lease, upon written notice to Tenant, if Landlord is unable to obtain a building permit for the Tenant Improvements within ninety (90) days from the date the Lease is signed by Tenant, despite Landlord's diligent efforts to do so.

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

13. TENANT ACCESS. Landlord, hereby grants Tenant the right to have access to the Premises prior to the Completion Date to allow Tenant to do other work required by Tenant to make the Premises ready for Tenant's use and occupancy (the "Tenant's Pre-Occupancy Work"). It shall be a condition to the grant by Landlord and continued effectiveness of such right that:

      (a) Tenant shall give to Landlord a written request to have such access not less than five (5) business days prior to the date on which such proposed access will commence (the "Access Notice"). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant's Pre-Occupancy Work; (ii) the names and addresses of all contractors, subcontractors and material suppliers and all other representatives of Tenant who or which will be entering the Premises on behalf of Tenant to perform Tenant's Pre-Occupancy Work or will be supplying materials for such work, and the approximate number of individuals, itemized by trade, who will be present in the Premises; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant's Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant's Pre-Occupancy Work;
(v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds) and instruments of indemnification against all claims, costs, expenses, penalties, fines, and damages which may arise in connection with Tenant's Pre-Occupancy Work; and (vi) assurances of the ability of Tenant to pay for all of Tenant's Pre-Occupancy Work and/or a letter of credit or other security deemed appropriate by Landlord securing Tenant's lien-free completion of Tenant's Pre-Occupancy Work.

      (b) Such pre-term access by Tenant and Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall be subject to scheduling by Landlord.

      (c) Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord's agents or representatives in performing the Work and any additional work pursuant to approved Change Orders, Landlord's work in other areas of the Building or the Park, or the general operation. of the Building. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including, without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke access to such party upon twenty-four (24) hours' prior written notice to Tenant.

      (d) Any such entry into and occupancy of the Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage which may occur to any of Tenant's Pre-Occupancy Work made in or about the Premises or to any property placed therein prior to the commencement of the term of the Lease, the same being at Tenant's sole risk and liability. Tenant shall be liable to Landlord for any damage to any portion of the Premises, the Work or the additional work related to any approved Change Orders caused by Tenant or any of Tenant's employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant's Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord's standard rates then in effect.

14. LEASE PROVISIONS; CONFLICT. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this EXHIBIT B, are hereby incorporated herein by reference, and specifically including all of the provisions of Section 31 of the Lease. In the event of any conflict between the terms of the Lease and this EXHIBIT B, the terms of this EXHIBIT B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

                       EXHIBIT B-1 TO LEASE AGREEMENT
                     LINCOLN BRIDGEWAY TECHNOLOGY CENTER

                               BUILDING SHELL


*     High quality, painted tilt-up concrete construction

*     5" reinforced, sealed concrete slab

*     6" concrete truck dock aprons (reinforced with 6" gravel base)

*     8 - 9' x 10' dock height truck doors per building

*     2 - 10' x 12' drive through truck doors per building

*     20' - 24' clear height, 12.5 lbs./sf rated roof

*     2000A, 480v, 3 phase electrical service per building

*     0.60 GPM on 3,000 sf fire sprinklers










INITIALS:

TENANTS:
            ------------------

LANDLORD:
            ------------------

                        EXHIBIT C TO LEASE AGREEMENT
                             RULES & REGULATIONS

This exhibit, entitled "Rules & Regulations", is and shall constitute EXHIBIT C to that certain Lease Agreement dated February 11, 1997 (the "Lease"), by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and InVision Technologies, Inc., a Delaware corporation ("Tenant") for the leasing of certain premises located in the Lincoln Bridgeway Technology Center Park at 7151 Gateway Boulevard, Newark, California (the "Premises"). The terms, conditions and provisions of this EXHIBIT C are hereby incorporated into and are made a part of the Lease. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease:

1. No advertisement, picture or sign of any sort shall be displayed on or outside the Premises or the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such unapproved item without notice and at Tenant's expense.

2. Tenant shall not regularly park motor vehicles in designated parking areas after the conclusion of normal daily business activity.

3. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed.

4. All window coverings installed by Tenant and visible from the outside of the Building require the prior written approval of Landlord.

5. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance or any flammable or combustible materials on or around the Premises, the Building or the Park, except as otherwise permitted in this Lease.

6. Tenant shall not alter any lock or install any new locks or bolts on any door at the Premises without giving Landlord prior notice.

7. Tenant agrees not to make any duplicate keys without the prior consent of Landlord.

8. Tenant shall park motor vehicles in those general parking areas as designated by Landlord except for loading and unloading. During those periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow within the Park and loading and unloading areas of other tenants.

9. Tenant shall not disturb, solicit or canvas any occupant of the Building or Park and shall cooperate to prevent same.

10.   No person shall go on the roof without Landlord's permission.

11. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building, to such a degree as to be objectionable to Landlord or other Tenants, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

12. All goods, including material used to store goods, delivered to the Premises of Tenant shall be immediately moved into the Premises and shall not be left in parking or receiving areas overnight.

13. Tractor trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the auto parking areas of the Park or on streets adjacent thereto.

14. Forklifts which operate on asphalt paving areas shall not have solid rubber tires and shall only use tires that do not damage the asphalt.

15. Tenant is responsible for the storage and removal of all trash and refuse. All such trash and refuse shall be contained in suitable receptacles stored behind screened enclosures at locations approved by Landlord.

16. Tenant shall not store or permit the storage or placement of goods, or merchandise or pallets or equipment of any sort in or around the Premises, the Building, the Park or any of the Common Areas of the foregoing. No displays or sales of merchandise shall be allowed in the parking lots or other Common Areas.

17. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises, the Building, the Park or any of the Common Areas of the foregoing.

18. Tenant shall not permit any motor vehicles to be washed on any portion of the Premises or in the Common Areas of the Park, nor shall Tenant permit mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or in the Common Areas of the Park.

INITIALS:

TENANTS:              ------------------

LANDLORD:             ------------------

                                  EXHIBIT E

                 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
            c/o Lincoln Property Company Management Services, Inc.
            101 Lincoln Centre Drive, Fourth Floor
            Foster City, California 94404
            Attn:
            Phone: (415) 571-2200

Name of (Prospective) Tenant:
                             ---------------------------------------------------
Mailing Address:
                ----------------------------------------------------------------
--------------------------------------------------------------------------------


Contact Person, Title and Telephone Number(s):
                                              ----------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Address of (Prospective) Premises:
                                  ----------------------------------------------

Length of (Prospective) initial Term:
                                     -------------------------------------------

1.    GENERAL INFORMATION:

      Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

      --------------------------------------------------------------------------
      --------------------------------------------------------------------------

2.    USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

      2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

            Wastes                        Yes / /             No / /
            Chemical Products             Yes / /             No / /
            Other                         Yes / /             No / /

            If Yes is marked, please explain:
                                             -----------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

      2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should 'include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.    STORAGE TANKS AND SUMPS

      3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

            Yes / /             No / /

            If Yes, please explain:
                                   ---------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------



4.    WASTE MANAGEMENT

      4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.


            Yes / /             No / /

      4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

            Yes / /             No / /

            If Yes, attach a copy of the most recent report filed.

      If yes, attach a copy of the most recent report filed.

5.    WASTEWATER TREATMENT AND DISCHARGE

      5.1   Will your company discharge wastewater or other wastes to:

                     storm drain?            sewer?
            --------                --------
                     surface water?          no wastewater or other wastes
            --------                -------- discharged.

      Existing tenants should indicate any actual discharges.  If so, describe the nature of any proposed or actual discharge(s).
            --------------------------------------------------------------------
            --------------------------------------------------------------------
      5.2   Will any such wastewater or waste be treated before discharge?

            Yes / /             No / /

            If Yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.
            --------------------------------------------------------------------
            --------------------------------------------------------------------

6.    AIR DISCHARGES

      6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

            Yes / /             No / /

            If Yes, please describe.
                                 --------------------------------------------

            --------------------------------------------------------------------
            --------------------------------------------------------------------

      6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                     Spray booth(s)          Incinerator(s)
            --------                --------
                     Dip tank(s)             Other (please describe)
            --------                --------

                     Drying oven(s)          No Equipment Requiring air Permits
            --------                --------

            If Yes, please describe.
                                    --------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

7.    HAZARDOUS MATERIALS DISCLOSURES

      7.1 Has your company prepared or will it be required to prepare a Hazardous, Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

            Yes / /             No / /

            If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

      7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

            Yes / /             No / /

            If Yes, please explain:
                                   ---------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

8.    ENFORCEMENT ACTIONS AND COMPLAINTS

      8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

            Yes / /             No / /

            If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
            Section 29 of the signed Lease Agreement.

      8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

            Yes / /             No / /

            If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other
            documents related thereto as requested by Landlord.   Existing
            tenants should describe and attach a copy of any new
            complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

      8.3 Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

            Yes / /             No / /

            If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

            --------------------------------------------------------------------
            --------------------------------------------------------------------

9.    PERMITS AND LICENSES

      9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (c) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)                , acting with full authority to bind the
(proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:

By:
   ----------------------------------------------------

Title:
      -------------------------------------------------

Date:
     --------------------------------------------------




INITIALS:

TENANT:
            ----------------

LANDLORD:
            ----------------

                                  EXHIBIT F

                     FIRST AMENDMENT TO LEASE AGREEMENT

                         CHANGE OF COMMENCEMENT DATE


This First Amendment to Lease Agreement (the "Amendment") is made and entered into as of ____________________, by and between ___________________
("Landlord"), and ("Tenant"), with reference to the following facts:

                                  RECITALS

A.    Landlord and Tenant have entered into that certain Lease Agreement
      dated ______________ (the       "Lease"), for the leasing of certain
      premises containing approximately _____________ rentable square feet of
      space located at   , California (the "Premises") as such Premises are
      more fully described in the Lease.

B.    Landlord and Tenant wish to amend the Commencement Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

      1. RECITALS: Landlord and Tenant agree that the above recitals are true and correct.

      2. The Commencement Date of the Lease shall be The last day of the Term of the Lease (the "Expiration Date") shall be The dates on which the Base Rent will be adjusted are:

      3. The last day of the Term of the Lease (the "Expiration Date") shall be __________.

      4.    The date on which the Base Rent will be adjusted are:

            for the period _______ to ________ the monthly Base Rent shall be
              $_____________;
            for the period _______ to ________ the monthly Base Rent shall be
              $_____________; and
            for the period _______ to ________ the monthly Base Rent shall be
              $_____________

      5. EFFECT OF AMENDMENT: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

      6. DEFINITIONS: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.

      7. AUTHORITY: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this Amendment.

      8. The terms and provisions of the Lease are hereby incorporated in this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

INITIALS:

TENANTS:
            ------------------

LANDLORD:
            ------------------

                                  EXHIBIT G

         TENANT'S INITIAL HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE


Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord (identified below) to evaluate and finalize a lease agreement with you as tenant. After a lease agreement is signed by you and the Landlord (the "Lease Agreement"), on an annual basis in accordance with the provisions of Section 29 of the signed Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. The information contained in the initial Hazardous Materials Disclosure Certificate and each annual certificate provided by you thereafter will be maintained in confidentiality by Landlord subject to release and disclosure as required by (i) any lenders and owners and their respective environmental consultants, (ii) any prospective purchaser(s) of all or any portion of the property on which the Premises are located, (iii) Landlord to defend itself or its lenders, partners or representatives against any claim or demand, and (iv) any laws, rules, regulations, orders, decrees, or ordinances, including, without limitation, court orders or subpoenas. Any and all capitalized terms used herein, which are not otherwise defined herein, shall have the same meaning ascribed to such term in the signed Lease Agreement. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord:
            --------------------------------------------------------------------
            --------------------------------------------------------------------

            c/o Lincoln Property Company Management Services, Inc. 101 Lincoln Centre Drive, Fourth Floor
            Foster City, California 94404
            Attn:
            Phone: (415) 571-2200

Name of (Prospective) Tenant:
                             ---------------------------------------------------
Mailing Address:
                ----------------------------------------------------------------
--------------------------------------------------------------------------------


Contact Person, Title and Telephone Number(s):
                                              ----------------------------------

Contact Person for Hazardous Waste Materials Management and Manifests and Telephone Number(s):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Address of (Prospective) Premises:
                                  ----------------------------------------------

Length of (Prospective) initial Term:
                                     -------------------------------------------

1.    GENERAL INFORMATION:

      Describe the initial proposed operations to take place in, on, or about the Premises, including, without limitation, principal products processed, manufactured or assembled services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------

2.    USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

      2.1 Will any Hazardous Materials be used, generated, stored or disposed of in, on or about the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, stored or disposed of in, on or about the Premises.

            Wastes                        Yes / /             No / /
            Chemical Products             Yes / /             No / /
            Other                         Yes / /             No / /

            If Yes is marked, please explain:
                                             -----------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

      2.2 If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, stored or disposed of in, on or about the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any Environmental Laws); and the proposed location(s) and method of disposal for each Hazardous Material, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should 'include actual data from on-going operations and the identification of any variations in such information from the prior year's certificate.

3.    STORAGE TANKS AND SUMPS

      3.1 Is any above or below ground storage of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed in, on or about the Premises? Existing tenants should describe any such actual or proposed activities.

            Yes / /             No / /

            If Yes, please explain:
                                   ---------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

4.    WASTE MANAGEMENT

      4.1 Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

            Yes / /             No / /

      4.2 Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

            Yes / /             No / /

            If Yes, attach a copy of the most recent report filed.

      If yes, attach a copy of the most recent report filed.

5.    WASTEWATER TREATMENT AND DISCHARGE

      5.1   Will your company discharge wastewater or other wastes to:

                     storm drain?            sewer?
            --------                --------
                     surface water?          no wastewater or other wastes
            --------                -------- discharged.

      Existing tenants should indicate any actual discharges.  If so, describe the nature of any proposed or actual discharge(s).
            --------------------------------------------------------------------
            --------------------------------------------------------------------

      5.2   Will any such wastewater or waste be treated before discharge?

            Yes / /             No / /

            If Yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.
            --------------------------------------------------------------------
            --------------------------------------------------------------------


6.    AIR DISCHARGES

      6.1 Do you plan for any air filtration systems or stacks to be used in your company's operations in, on or about the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use in, on or about the Premises which discharge into the air and whether such air emissions are being monitored.

            Yes / /             No / /

            If Yes, please describe.
                                    --------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

      6.2 Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit? Existing tenants should specify any such equipment being operated in, on or about the Premises.

                     Spray booth(s)          Incinerator(s)
            --------                --------
                     Dip tank(s)             Other (please describe)
            --------                --------

                     Drying oven(s)          No Equipment Requiring air Permits
            --------                --------

            If Yes, please describe.
                                    --------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

7.    HAZARDOUS MATERIALS DISCLOSURES

      7.1 Has your company prepared or will it be required to prepare a Hazardous, Materials management plan ("Management Plan") pursuant to Fire Department or other governmental or regulatory agencies' requirements? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

            Yes / /             No / /

            If yes, attach a copy of the Management Plan. Existing tenants should attach a copy of any required updates to the Management Plan.

      7.2 Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations in, on or about the Premises regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are regulated under Proposition 65.

            Yes / /             No / /

            If Yes, please explain:
            --------------------------------------------------------------------
            --------------------------------------------------------------------

8.    ENFORCEMENT ACTIONS AND COMPLAINTS

      8.1 With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

            Yes / /             No / /

            If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe andattach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of
            Section 29 of the signed Lease Agreement.

      8.2 Have there ever been, or are there now pending, any lawsuits against your company regarding any environmental or health and safety concerns?

            Yes / /             No / /

            If yes, describe any such lawsuits and attach copies of the complaint(s), cross-complaint(s), pleadings and all other
            documents related thereto as requested by Landlord.   Existing
            tenants should describe and attach a copy of any new complaint(s), cross-complaint(s), pleadings and other related documents not already delivered to Landlord pursuant to the provisions of Section 29 of the signed Lease Agreement.

            --------------------------------------------------------------------
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      8.3   Have there been any problems or complaints from adjacent tenants, owners or other neighbors at your company's current facility with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises.

            Yes / /             No / /

            If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement.

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                                          3

9.    PERMITS AND LICENSES

      9.1 Attach copies of all Hazardous Materials permits and licenses including a Transporter Permit number issued to your company with respect to its proposed operations in, on or about the Premises, including, without limitation, any wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

The undersigned hereby acknowledges and agrees that (A) this Hazardous Materials Disclosure Certificate is being delivered in connection with, and as required by, Landlord in connection with the evaluation and finalization of a Lease Agreement and will be attached thereto as an exhibit; (B) that this Hazardous Materials Disclosure Certificate is being delivered in accordance with, and as required by, the provisions of Section 29 of the Lease Agreement; and (c) that Tenant shall have and retain full and complete responsibility and liability with respect to any of the Hazardous Materials disclosed in the HazMat Certificate notwithstanding Landlord's/Tenant's receipt and/or approval of such certificate. Tenant further agrees that none of the following described acts or events shall be construed or otherwise interpreted as either (a) excusing, diminishing or otherwise limiting Tenant from the requirement to fully and faithfully perform its obligations under the Lease with respect to Hazardous Materials, including, without limitation, Tenant's indemnification of the Indemnitees and compliance with all Environmental Laws, or (b) imposing upon Landlord, directly or indirectly, any duty or liability with respect to any such Hazardous Materials, including, without limitation, any duty on Landlord to investigate or otherwise verify the accuracy of the representations and statements made therein or to ensure that Tenant is in compliance with all Environmental Laws; (i) the delivery of such certificate to Landlord and/or Landlord's acceptance of such certificate, (ii) Landlord's review and approval of such certificate, (iii) Landlord's failure to obtain such certificate from Tenant at any time, or (iv) Landlord's actual or constructive knowledge of the types and quantities of Hazardous Materials being used, stored, generated, disposed of or transported on or about the Premises by Tenant or Tenant's Representatives. Notwithstanding the foregoing or anything to the contrary contained herein, the undersigned acknowledges and agrees that Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement and the continuance thereof throughout the term, and any renewals thereof, of the Lease Agreement.

I (print name)                , acting with full authority to bind the
(proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that the information contained in this certificate is true and correct.

(PROSPECTIVE) TENANT:

By:
   ----------------------------------------------------

Title:
      -------------------------------------------------

Date:
     --------------------------------------------------




INITIALS:

TENANT:
            ----------------

LANDLORD:
            ----------------

                                 ADDENDUM 1
                         OPTION TO EXTEND THE LEASE

This Addendum 1 (:'Addendum") is incorporated as a part of that certain Lease Agreement dated February 11, 1997 (the "Lease"), by and between INVISION TECHNOLOGIES, INC., A DELAWARE CORPORATION ("TENANT"), AND WHLNF REAL ESTATE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("LANDLORD"), of the premises located at 7151 Gateway Boulevard, Newark, California (the "Premises"). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. GRANT OF EXTENSION OPTION. So long as Tenant has not at any time been, or the time of Tenant's exercise of this Option, is currently not, in default in the performance of any of its obligations under this Lease beyond and applicable cure period set forth in the Lease, and contingent upon review and approval of Tenant's then current financial condition by Landlord, Tenant shall have the right, at its option, to extend the term of the Lease for five
(5) years (the "Extended Term").

2. TENANT'S OPTION NOTICE. If Landlord does not receive written notice from Tenant of its exercise of this option on a date which is not more than three hundred sixty (360) days nor less than two hundred forty (240) days prior to the end of the initial term of the Lease (the "Option Notice"), all rights under this option shall automatically lapse and terminate and shall be of no further force and effect. Time is of the essence herein.

3. ESTABLISHING THE MONTHLY BASE RENT FOR THE EXTENDED TERM. The monthly Base Rent for the Extended Term shall be the then current market rent for the highest and best use for similar space within the area of the Premises in Newark, California (the "Fair Rental Value") agreed upon solely by and between Landlord and Tenant and their agents appointed for this purpose. If Landlord and Tenant are unable to agree on the Fair Rental Value for either the Extended Term. within ten (10) days of receipt by Landlord of the Option Notice for the Extended Term, Landlord and Tenant each, at its cost and by giving notice to the other party, shall appoint a competent and disinterested commercial real estate broker (hereinafter "broker") with at least five (5) years' full-time commercial real estate brokerage experience in the geographical area of the Premises to set the Fair Rental Value for the Extended Term. If either Landlord or Tenant does not appoint a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Rental Value for the Extended Term. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Rental Value. Landlord and Tenant each shall bear one-half (A) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Rental Values submitted by the first two brokers as the Fair Rental Value for the Extended Term. If either of the first two brokers fails to submit their opinion of the Fair Rental Value, then the single Fair Rental Value submitted shall automatically be the monthly Base Rent for the Extended Term. The "Fair Rental Value" of the Premises shall be defined to mean the fair market rental value of the Premises as of the commencement of the Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, design and location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located in Newark, California. In no event shall the monthly Base Rent for any period of the Extended Term be less than the highest monthly Base Rent charged during the initial term of this Lease.

4. ADDITIONAL LEASE PROVISIONS FOR EXTENDED TERM. Upon determination of the monthly Base Rent for the Extended Term, in accordance with the terms outlined above, the parties shall immediately execute either the standard lease agreement then in use by Landlord or an amendment to this Lease, at Landlord's sole option. Such new lease agreement or amendment, as the case may be, shall set forth among other things, the minimum monthly Base Rent for the Extended Term and the actual commencement date and expiration date of the Extended Term. Tenant shall have no other right to extend the term of the Lease under this Addendum unless Landlord and Tenant otherwise agree in writing. If Tenant duly exercises this option, in accordance with the terms contained herein: (1) Tenant shall accept the Premises in its then "As-Is" condition and, accordingly, Landlord shall not be required to perform any additional improvements to the Premises; and (2) Tenant hereby agrees that it will solely be responsible for any and all brokerage commissions and finder's fees payable to any broker in connection with the option described herein, and Tenant hereby further agrees that Landlord shall in no event or circumstance be responsible for the payment of any such commissions and fees.

5. LIMITATIONS ON, AND CONDITIONS TO, EXTENSIONS OPTIONS. This option is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under this option shall terminate and be of no force and effect if any of the following individual events occur or any combination thereof occur:
(I) Tenant has been in default at any time during the initial term of the Lease, or is currently in default of any provision of the Lease; and/or (2) Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises, except for a Permitted Transferee; and/or (3) Tenant's financial condition is unacceptable to Landlord at the time the Option Notice is delivered to Landlord; and/or (4) Tenant has failed to exercise this option in a timely manner in accordance with the provisions of this Addendum; and/or ($) Tenant no longer has possession of all or any part of the Premises under the Lease, except in the case of a Permitted Transferee, or if Lease has been terminated earlier, pursuant to the terms of the Lease.




INITIALS:

TENANT:
            ----------------

LANDLORD:
            ----------------



                                          2